SUPPLEMENT DATED FEBRUARY 1, 2022

TO THE SUMMARY PROSPECTUS

DATED AUGUST 31, 2021

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Global Income Fund

(the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus dated August 31, 2021 and should be read in conjunction with such Summary Prospectus.

Addition of Western Asset Management Company, LLC as Subadviser to the Fund

I.	To reflect the addition of Western Asset Management Company, LLC as a subadviser to the Fund, the following revisions and/or additions are being made to the Summary Prospectus for the Fund:

1.	The first paragraph under the heading “Fund Management of the Funds—Subadvisers and Portfolio Managers” of the Summary Section of the Prospectus is hereby replaced with the following:

Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day-to-day management of each subadviser’s allocated portion of the Fund’s portfolio:

2.

In the table following the “Subadviser and Portfolio Managers” heading in the Summary Section of the Prospectus, the following information is added, following the information listed for the Fund’s other subadviser:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Western Asset Management Company, LLC

Michael C. Buchanan, CFA	Lead Portfolio Manager/Deputy Chief Investment Officer	February 2022

Gordon S. Brown	Co-Portfolio Manager/Co-Head of Global Portfolios	February 2022

S. Kenneth Leech	Co-Portfolio Manager/Chief Investment Officer	February 2022

Annabel Rudebeck	Co-Portfolio Manager	February 2022

Please retain this supplement for future reference.